                       Oppenheimer Rochester Minnesota Municipal Fund

                             Supplement dated November 7, 2006
                          to the Prospectus dated November 7, 2006

This supplement amends the Prospectus dated November 7, 2006.

The Oppenheimer Rochester Minnesota Municipal Fund will not declare a dividend during approximately the first two weeks of the Fund's operations.  Any income or capital gains realized during this time will be reflected in the Fund's net asset value.  Following this initial operations period, the Fund will declare exempt-interest and ordinary income dividends consistent with the discussion of "Dividends, Capital Gains and Taxes" beginning on page 56 of the Prospectus.

November 7, 2006                                PS0585.001